                                                                 EXHIBIT 99.h10

                                                             EXECUTION VERSION
 ------------------------------------------------------------------------------

                             AMERICAN CENTURY FUNDS

                          TERMINATION, REPLACEMENT AND
                        RESTATEMENT AGREEMENT RELATING TO

                                  $575,000,000
                                CREDIT AGREEMENT

                          DATED AS OF DECEMBER 15, 2004

                           JPMORGAN CHASE BANK, N.A.,
                             AS ADMINISTRATIVE AGENT

                             THE SEVERAL BANKS FROM
                           TIME TO TIME PARTIES HERETO

                          J. P. MORGAN SECURITIES INC.,
                    AS ADVISOR, LEAD ARRANGER AND BOOKRUNNER

                              BANK OF AMERICA, N.A.
                              AS SYNDICATION AGENT

                             CALYON NEW YORK BRANCH
                           ROYAL BANK OF SCOTLAND PLC
                         NATIONAL AUSTRALIA BANK LIMITED
                             AS DOCUMENTATION AGENTS

 ------------------------------------------------------------------------------

          TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR
AGREEMENT") dated as of December 15, 2004, among (i) each fund signatory hereto
(each a "Fund" and collectively, the "Funds") on behalf of each entity listed on
SCHEDULE I beneath such fund's name, which entity is a series or portfolio of such Fund (each such series or portfolio, a "BORROWER" and, collectively, the
"BORROWERS"), (ii) the several banks from time to time parties to this TRR
Agreement (the "BANKS") and (iii) JPMORGAN CHASE BANK, N.A. (formerly known as
JPMorgan Chase Bank), as administrative agent for the Banks hereunder (in such capacity, the "ADMINISTRATIVE AGENT");

          WHEREAS, certain of the Borrowers, the Banks and the Administrative
Agent are parties to an Amended And Restated Credit Agreement, dated as of
December 17, 2003 (the "ORIGINAL CREDIT AGREEMENT");

          WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

          WHEREAS, the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original
Credit Agreement with a new credit agreement as provided herein.

          NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the
conditions set forth in SECTION 3 hereof:

          (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "NEW CREDIT AGREEMENT")
identical in form and substance to the Original Credit Agreement, including all schedules and exhibits thereto, except as expressly set forth below. All
References in the Original Credit Agreement to "this Credit Agreement", "this
Agreement", or "the Credit Agreement" shall be deemed to mean the New Credit
Agreement.

          (b) The heading of the New Credit Agreement shall read as follows:

          "AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF DECEMBER 15, 2004
(THIS "AGREEMENT") AMONG (I) EACH FUND SIGNATORY HERETO (EACH A "FUND" AND
COLLECTIVELY, THE "FUNDS") ON BEHALF OF ITSELF OR ON BEHALF OF EACH ENTITY
LISTED ON SCHEDULE I BENEATH SUCH FUND'S NAME, WHICH ENTITY IS A SERIES OR
PORTFOLIO OF SUCH FUND (EACH SUCH SERIES OR PORTFOLIO, A "BORROWER" AND,
COLLECTIVELY, THE "BORROWERS"), (II) THE SEVERAL BANKS FROM TIME TO TIME PARTIES
TO THIS AGREEMENT, WHICH BANKS ARE LISTED ON SCHEDULE II (THE "BANKS"), AND
(III) JPMORGAN CHASE BANK, N.A. (FORMERLY KNOWN AS JPMORGAN CHASE BANK), AS
ADMINISTRATIVE AGENT FOR THE BANKS HEREUNDER (IN SUCH CAPACITY, THE
"ADMINISTRATIVE AGENT");"

          (c) SECTION 1.1 of the Original Credit Agreement is hereby modified in the New Credit Agreement so that the following definitions read in their entirety as stated below:

          "CLOSING DATE" DECEMBER 15, 2004.

          "COMMITMENT TERMINATION DATE" SHALL MEAN DECEMBER 14, 2005, OR SUCH
EARLIER DATE ON WHICH THE COMMITMENTS SHALL TERMINATE AS PROVIDED HEREIN,
SUBJECT TO EXTENSION AS PROVIDED IN SECTION 2.10 HEREOF.

          "MAJORITY BANKS" SHALL MEAN BANKS HAVING MORE THAN 50% OF THE
AGGREGATE AMOUNT OF THE COMMITMENTS OR, IF THE COMMITMENTS SHALL HAVE
TERMINATED, BANKS HOLDING MORE THAN 50% OF THE AGGREGATE UNPAID PRINCIPAL AMOUNT
OF THE LOANS.

          (d) SECTION 2.4 of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting the percentage "0.10%" contained therein and inserting in lieu thereof: "0.09%".

          (e) SECTION 8.9 of the Original Credit Agreement is hereby modified in the New Credit Agreement so that it reads in its entirety as follows:

               SECTION 8.9 INDEBTEDNESS. A FUND WILL NOT, NOR WILL IT PERMIT ANY
          BORROWER TO, CREATE, INCUR OR SUFFER TO EXIST ANY INDEBTEDNESS EXCEPT
          (A) INDEBTEDNESS TO THE BANKS HEREUNDER, (B) OBLIGATIONS UNDER
          FINANCIAL CONTRACTS AND (C) INDEBTEDNESS TO THE CUSTODIAN UNDER ITS
          CUSTODY AGREEMENT(S) FOR OVERDRAFT CHARGES INCURRED IN THE ORDINARY
          COURSE OF BUSINESS.

          (f) SCHEDULES I, II, III, IV and V of the New Credit Agreement shall be in the form of SCHEDULES I, II, III, IV and V to this TRR Agreement.

          (g) Each definition of "Credit Agreement" in the Schedules and
Exhibits to the New Credit Agreement shall be amended to read: "THE AMENDED AND
RESTATED CREDIT AGREEMENT, DATED AS OF DECEMBER 15, 2004 (AS AMENDED,
SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE BORROWERS NAMED
THEREIN, THE BANKS AND THE ADMINISTRATIVE AGENT."

          SECTION 2. REPRESENTATIONS AND WARRANTIES. To induce the
Administrative Agent and the Banks to enter into this TRR Agreement and to make the Loans, each Fund on behalf of itself and each Borrower hereby represents and warrants to the Administrative Agent and each Bank that (it being agreed that each Fund represents and warrants only to matters with respect to itself and each Borrower that is a part of such Fund, and each Borrower represents and warrants only to matters with respect to itself):

          (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it, and this TRR Agreement and the New Credit Agreement constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (b) The representations and warranties set forth in SECTION 7 of the
New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) Before and after giving effect to this TRR Agreement, no Default has occurred and is continuing.

          SECTION 3. CONDITIONS TO EFFECTIVENESS. This TRR Agreement and the New
Credit Agreement, including the agreement of each Bank to make Loans thereunder, shall become effective as of December 15, 2004 (the "EFFECTIVE DATE") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 6.1 of the New Credit Agreement):

          (a) The Administrative Agent shall have received counterparts of this
TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

          (b) The Administrative Agent shall have received, on behalf of itself and the Banks, a favorable written opinion of internal counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Banks, and (iii)
covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the Administrative Agent or its
counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

          (c) The Administrative Agent shall have received on the date hereof
(i) a certificate as to the good standing, or as to the subsistence, of the relevant Fund for each Borrower, as of a recent date, from the Secretary of
State of its state of incorporation; (ii) a certificate of the Secretary or
Assistant Secretary of each such Fund dated the date hereof and certifying (A)
that attached thereto is a true and complete copy of the by-laws of each such
Fund, if any, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, or to the extent not attached, that such by-laws have not been amended since December 17,
2003, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of each such
Fund on its own behalf and on behalf of its respective Borrowers authorizing this TRR Agreement and the execution, delivery and performance of this TRR
Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate of incorporation or declaration of trust of each such Fund in effect on the date hereof or to the extent not attached, that such certificate of incorporation or declaration of trust has not been amended since December 17,
2003, and (D) as to the incumbency and specimen signature of each officer executing this TRR Agreement or any other document delivered in connection herewith on behalf of such Fund; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Banks or counsel for the Administrative Agent may reasonably request.

          (d) The Administrative Agent shall have received, with a copy for each
Bank, true and correct copies, certified as to authenticity by the Fund, of the most recent Prospectus for each Borrower, the Investment Management Agreement for each such Borrower, the Distribution Agreement for each such Borrower, the
Custody Agreement for each such Borrower, the Shareholder Services Agreement of each Fund with respect to each such Borrower, the current registration statement for each such Borrower, the most recent annual and semi-annual financial reports for each such Borrower and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Borrower may be a party.

          (e) All legal matters incident to this TRR Agreement, the New Credit
Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Banks and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

          (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including all commitment fees (if any) due and owing under the Original Credit Agreement and, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

          SECTION 4. APPLICABLE LAW. THIS TRR AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING
EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          SECTION 5. ORIGINAL CREDIT AGREEMENT. Until the occurrence of the earlier of the Effective Date as provided in Section 3 hereof or the Commitment
Termination Date (as defined in the Original Credit Agreement), the Original
Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original
Credit Agreement shall continue to accrue at the rates provided for therein.

          SECTION 6. COUNTERPARTS. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 7. EXPENSES. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent for its Allocation (as defined in the New Credit Agreement) of the
Administrative Agent's out-of-pocket expenses in connection with this TRR
Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                          [SIGNATURE PAGES TO FOLLOW.]

          IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                      JPMORGAN CHASE BANK, N.A.,
                                      as Administrative Agent

                                      By:  /s/ Marybeth Mullen
                                           ----------------------------------
                                           Name: Marybeth Mullen
                                           Title: Vice President

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      AMERICAN CENTURY MUTUAL FUNDS, INC., on
                                      behalf of
                                      Balanced Fund
                                      Capital Growth Fund
                                      Capital Value Fund
                                      Fundamental Equity Fund
                                      Giftrust Fund
                                      Growth Fund
                                      Heritage Fund
                                      New Opportunities Fund
                                      New Opportunities Fund II
                                      Select Fund
                                      Ultra Fund
                                      Veedot Fund
                                      Vista Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY WORLD MUTUAL FUNDS,
                                      INC., on behalf of
                                      Emerging Markets Fund
                                      Global Growth Fund
                                      International Growth Fund
                                      International Discovery Fund
                                      International Opportunities Fund
                                      Life Sciences Fund
                                      Technology Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY CAPITAL PORTFOLIOS,
                                      INC. on behalf of
                                      Equity Income Fund
                                      Equity Index Fund
                                      Large Company Value Fund
                                      Mid Cap Value Fund
                                      Real Estate Fund
                                      Small Cap Value Fund
                                      Value Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY STRATEGIC ASSET
                                      ALLOCATIONS, INC. on behalf of
                                      Newton Fund
                                      Strategic Allocation: Aggressive
                                      Strategic Allocation: Conservative
                                            Strategic Allocation: Moderate

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY VARIABLE PORTFOLIOS,
                                      INC. on behalf of
                                      VP Balanced
                                      VP Capital Appreciation
                                      VP Income & Growth
                                      VP International
                                      VP Large Company Value
                                      VP Mid Cap Value
                                      VP Ultra
                                      VP Value
                                      VP Vista

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY CALIFORNIA TAX-FREE
                                      AND MUNICIPAL FUNDS, on behalf of
                                      California High-Yield Municipal Fund
                                      California Intermediate-Term Tax-Free Fund
                                      California Limited-Term Tax-Free Fund
                                      California Long-Term Tax-Free Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY MUNICIPAL TRUST on
                                      behalf of
                                      Arizona Municipal Bond Fund
                                      Florida Municipal Bond Fund
                                      High-Yield Municipal Fund
                                      Tax-Free Bond Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY TARGET MATURITIES
                                      TRUST on behalf of
                                      Target Maturities Trust: 2005
                                      Target Maturities Trust: 2010
                                      Target Maturities Trust: 2015
                                      Target Maturities Trust: 2020
                                      Target Maturities Trust: 2025
                                      Target Maturities Trust: 2030

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY GOVERNMENT INCOME
                                      TRUST, on behalf of
                                      Ginnie Mae Fund
                                      Government Bond Fund
                                      Inflation-Adjusted Bond Fund
                                      Short-Term Government Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY QUANTITATIVE EQUITY
                                      FUNDS, INC., on behalf of
                                      Equity Growth Fund
                                      Global Gold Fund
                                      Income & Growth Fund
                                      Small Company Fund
                                      Utilities Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY INVESTMENT TRUST on
                                      behalf of
                                      Diversified Bond Fund
                                      High-Yield Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY INTERNATIONAL BOND
                                      FUNDS on behalf of
                                      International Bond Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                                      II, INC., on behalf of
                                      VP Inflation Protection Fund

                                      By: /s/ Maryanne Roepke
                                          ------------------------------------
                                          Maryanne Roepke
                                          Treasurer

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      NATIONAL AUSTRALIA BANK LIMITED
                                      (ABN 12-004-044-937)

                                      By:  /s/ Richard G. Reilly
                                           -----------------------------------
                                           Name:  Richard G. Reilly
                                           Title: Senior Vice President

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      BANK OF AMERICA, N.A.

                                      By: /s/ George Kinne
                                          ------------------------------------
                                          Name: George Kinne
                                          Title: Assistant Vice President

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      CALYON NEW YORK BRANCH
                                      (successor by operation of law to Credit
                                      Lyonnais New York Branch)

                                      By: /s/ William Denton
                                          ------------------------------------
                                          Name: William Denton
                                          Title: Managing Director

                                      By: /s/ Sebastian Rocco
                                          ------------------------------------
                                          Name: Sebastian Rocco
                                          Title: Managing Director

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      Deutsche Bank AG New York
                                      Branch

                                      By: /s/ Gayma Z. Shivnarain
                                          ------------------------------------
                                          Name:
                                          Title:

                                      By:  /s/ Kathleen Bowers
                                           -----------------------------------
                                           Name: Kathleen Bowers
                                           Title: Director

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      UMB BANK, N.A.

                                      By:  /s/ David A. Proffitt
                                           ------------------------------------
                                           Name: David A. Proffitt
                                           Title: Senior Vice President

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      STATE STREET BANK AND TRUST
                                      COMPANY

                                      By: /s/ Christopher Ducar
                                          ------------------------------------
                                          Name:  Christopher Ducar
                                          Title: Assistant Vice President

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      ROYAL BANK OF SCOTLAND Plc

                                      By:  /s/ Evan Tomaskovic
                                           -----------------------------------
                                           Name: Evan Tomaskovic
                                           Title: Vice President

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2004

                                      THE BANK OF NEW YORK

                                      By:  /s/ Gary R. Overton
                                           -----------------------------------
                                           Name:  Gary R. Overton
                                           Title: Vice President

                                   SCHEDULE I

                             BORROWERS & ALLOCATIONS
                            ------------------------

   FUND/BORROWER                                            PRO RATA ALLOCATION
   ----------------------------------------------------------------------------
   AMERICAN CENTURY MUTUAL FUNDS, INC.

   BALANCED                                                         0.48%
   GIFTRUST                                                         1.13%
   CAPITAL GROWTH                                                   0.00%
   CAPTIAL VALUE                                                    0.42%
   FUNDAMENTAL EQUITY                                               0.00%
   GROWTH                                                           6.36%
   HERITAGE                                                         1.58%
   NEW OPPORTUNITIES                                                0.35%
   NEW OPPORTUNITIES II                                             0.09%
   SELECT                                                           5.04%
   ULTRA                                                            29.46%
   VEEDOT                                                           0.30%
   VISTA                                                            2.07%
   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
   EMERGING MARKETS                                                 0.46%
   GLOBAL GROWTH                                                    0.62%
   INTERNATIONAL DISCOVERY                                          2.55%
   INTERNATIONAL GROWTH                                             6.03%
   INTERNATIONAL OPPORTUNITIES                                      0.38%
   LIFE SCIENCES                                                    0.20%
   TECHNOLOGY                                                       0.22%
   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
   EQUITY INCOME                                                    4.74%
   EQUITY INDEX                                                     1.32%
   LARGE COMPANY VALUE                                              1.47%
   REAL ESTATE                                                      0.99%
   MID CAP VALUE                                                    0.04%
   SMALL CAP VALUE                                                  2.67%
   VALUE                                                            3.48%
   AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
   STRAT ALLOCATION - AGGRESSIVE                                    1.20%
   STRAT ALLOCATION - CONSERVATIVE                                  0.50%
   STRAT ALLOCATION - MODERATE                                      1.26%
   NEWTON FUND                                                      0.01%
   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP BALANCED                                                      0.16%
   VP CAPITAL APPRECIATION                                          0.32%
   VP INCOME & GROWTH                                               1.01%
   VP INTERNATIONAL                                                 1.42%
   VP ULTRA                                                         0.20%
   VP LARGE COMPANY VALUE                                           0.00%
   VP MID CAP VALUE                                                 0.00%
   VP VALUE                                                         3.24%
   VP VISTA                                                         0.01%
   AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
   CALIFORNIA HIGH-YIELD MUNICIPAL                                  0.27%
   CALIFORNIA INTERMEDIATE-TERM TAX-FREE                            0.32%
   CALIFORNIA LIMITED-TERM TAX-FREE                                 0.16%
   CALIFORNIA LONG-TERM TAX-FREE                                    0.35%
   AMERICAN CENTURY MUNICIPAL TRUST
   ARIZONA MUNICIPAL BOND                                           0.04%
   FLORIDA MUNICIPAL BOND                                           0.05%
   HIGH-YIELD MUNICIPAL                                             0.10%
   TAX-FREE BOND                                                    0.45%
   AMERICAN CENTURY TARGET MATURITIES TRUST
   TARGET 2005                                                      0.16%
   TARGET 2010                                                      0.11%
   TARGET 2015                                                      0.08%
   TARGET 2020                                                      0.09%
   TARGET 2025                                                      0.11%
   TARGET 2030                                                      0.02%
   AMERICAN CENTURY GOVERNMENT INCOME TRUST
   GINNIE MAE                                                       0.81%
   GOVERNMENT BOND                                                  0.24%
   INFLATION-ADJUSTED BOND                                          0.42%
   SHORT-TERM GOVERNMENT                                            0.49%
   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
   EQUITY GROWTH                                                    2.20%
   GLOBAL GOLD                                                      1.43%
   INCOME & GROWTH                                                  6.45%
   SMALL COMPANY                                                    1.85%
   UTILITIES                                                        0.23%
   AMERICAN CENTURY INVESTMENT TRUST
   DIVERSIFIED BOND                                                 0.38%
   HIGH-YIELD                                                       0.05%
   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
   INTERNATIONAL BOND                                               1.18%
   AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
   VP INFLATION PROTECTION                                          0.15%
   TOTAL                                                           100.00%

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.
                          -----------------------------

NAME AND ADDRESS OF BANK                                      COMMITMENT
------------------------                                      ----------

JPMORGAN CHASE BANK, N.A.                                     $0
270 Park Avenue
New York, New York 10017
Attention:  Marybeth Mullen
Telephone:  (212) 270-5049
Fax: (212) 270-0670
MARYBETH.MULLEN@JPMORGAN.COM
----------------------------

CALYON NEW YORK BRANCH                                        $95,000,000.00
(successor by operation of law to Credit
Lyonnais New York Branch)
1301 Avenue of the Americas
New York, New York 10019
Attention: Sebastian Rocco
Telephone: (212) 261-7360
Fax: (212) 261-3438
ROCCO@CLAMERICAS.COM
--------------------

Deutsche Bank AG New York Branch                              $75,000,000.00
60 Wall Street
New York, NY 10005
Attention: Ms. Kathleen Bowers
Tel: 212-250-2216
kathleen.bowers@db.com
----------------------

UMB BANK, N.A.                                                $20,000,000.00
1010 Grand Blvd.
Kansas City, MO 64106
Attention: David A. Proffitt
Telephone: (816) 860-7935
Fax: (816) 860-7143
DAVID.PROFFITT@UMB.COM
----------------------

STATE STREET BANK AND TRUST COMPANY                           $75,000,000.00
2 Avenue de Lafayette
Boston, MA 02211
Attention: Charles Garrity
Telephone: (617) 662-1282
Fax: (617) 662-2325
CAGARRITY@STATESTREET.COM
-------------------------

Bank of America, N.A.                                         $95,000,000.00
335 Madison Avenue, 5th Floor
New York, NY 10017
Attention: George Kinne
Telephone: 212-503-7253
Fax: 704-602-5885
E-mail: GEORGE.W.KINNE@BANKOFAMERICA.COM
        --------------------------------

ROYAL BANK OF SCOTLAND Plc                                    $95,000,000.00
101 Park Avenue
10th Floor
New York, New York 10178
Attention:  Angela Reilly
Telephone: (212) 401-3493
Fax: (212) 401-3456
E-mail:  ANGELA.REILLY@RBOS.COM
         ----------------------

NATIONAL AUSTRALIA BANK LIMITED                               $95,000,000.00
245 Park Avenue, 28th Floor
New York, New York 10167
Attention: Richard G. Reilly
Tel.:  (212) 916-9620
Fax:   (212) 986-5252
E-mail: RREILLY@NABNY.COM
        -----------------

THE BANK OF NEW YORK                                          $25,000,000.00
1 Wall Street
New York, New York 10285
Attention: Gary Overton
Telephone: (212) 635-4529
Facsimile: (212) 809-9520
E-mail: GOVERTON@BANKOFNY.COM
        ---------------------

                                                              ---------------
TOTAL                                                         $575,000,000.00

                                  SCHEDULE III

                               CUSTODY AGREEMENTS
                               ------------------

1.   Global Custody Agreement between the Funds and The Chase Manhattan Bank, dated August 9, 1996.

     a.   Amendment to Global Custody Agreement with The Chase Manhattan Bank,
          Dated December 9, 2000.

     b.   Amendment No. 2 to Global Custody Agreement with JPMorgan Chase Bank
          (formerly known as The Chase Manhattan Bank), dated May 1, 2004.

2.   Supplemental Agreement by and between American Century International
     Discovery Fund, American Century Emerging Markets Fund and American Century
     Global Growth Fund and The Chase Manhattan Bank, dated July 30, 1999.

3.   Supplemental Agreement by and between American Century Strategic Allocation
     Aggressive Fund, American Century Strategic Allocation Moderate Fund,
     American Century Global Growth Fund and American Century International
     Growth Fund and The Chase Manhattan Bank, dated February 1, 2000.

                                   SCHEDULE IV

                             DISTRIBUTION AGREEMENTS
                            -------------------------

1.   Amended and Restated Distribution Agreement between American Century
     Investment Services, Inc. and the Funds dated November 11, 2004. This agreement supersedes the agreement dated September 3, 2002.

               MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
               ---------------------------------------------------

A.  ADVISOR CLASS

     1.  KC plan dated 9-3-96.

          a.   Amendment No. 1 dated 6-13-97 to change fund/issuer names, add
               Real Estate; change Retail Class to Investor Class.
          b.   Amendment No. 2 dated 9-30-97 to add High-Yield.
          c.   Amendment No. 3 dated 6-30-98 to add Small Cap Value.
          d.   Amendment No. 4 dated 11-13-98 to add Global Growth.
          e.   Amendment No. 5 dated 2-16-99 to add Tax-Managed Value.
          f.   Amendment No. 6 dated 7-30-99 to add Large Cap Value.
          g.   Amendment No. 7 dated 11-19-99 to add Veedot and Veedot Large
               Cap.
          h.   Amendment No. 8 dated 6-1-00 to add Life Sciences & Technology.
          i.   Amendment No. 9 dated 4-30-01 to add European Growth.
          j.   Amendment No. 10 dated 12-3-01 to remove Limited-Term Bond and
               Bond due to fund mergers.
          k.   Amendment No. 11 dated 9-3-02 to add Large Company Growth Fund.
          l.   Amendment No. 12 dated 8-1-04 to add Advisor Class for Mid Cap
               Value, remove High-Yield and change Large Cap name, and change
               Tax-Managed Value name.

     2.   MV plan dated 8-1-97.

          a.   Amended 6-29-98 to add Prime Money Market and Small Cap Quant.
          b.   Amendment No. 1 dated 8-1-01 to add Diversified Bond Fund and
               High-Yield Fund for ACIT and change fund names for ACGIT.
          c.   Amendment No. 2 dated 12-3-01 to remove Short-Term Treasury;
               change names for Inflation-Adjusted Treasury and Long-Term
               Treasury. Remove High-Yield for ACIT because merger did not take place.
          d.   Amendment No. 3 dated 7-1-02 to add back High-Yield.
          e.   Amendment No. 4 dated 5-1-04 to change Small Cap Quant name, remove GNR and Treasury; and add ACQEF, Inc.

B.  C CLASS

     1.   KC plan dated 3-1-01 effective 5-1-01 (original plan included European
          Growth). This plan is in addition to the plan dated 9-3-96.

          a.   Amendment No. 1 dated 4-30-01 effective 5-1-01 to add Large Cap
               Value.
          b.   Amendment No. 2 dated 9-3-02 to add Large Company Growth Fund, add C shares for Select and New Ops II with load fund changes and reflect name change for Large Cap Value.
          c.   Amendment No. 3 dated 2-27-04 to add Capital Growth Fund.
          d.   Amendment No. 4 dated 9-30-04 to add Strats Conservative.
          e.   Amendment No. 5 dated 11-17-04 to add Fundamental Equity.

     2.   MV plan dated 9-16-00 effective 5-1-01. This plan is in addition to the plan dated 8-1-97.

          a.   Amendment No. 1 dated 8-01-01 to add High-Yield Fund and change fund names for ACGIT and ACMT.
          b.   Amendment No. 2 dated 12-3-01 to remove ACIT High-Yield because merger did not take place.
          c.   Amendment No. 3 dated 7-1-02 to add ACIT High-Yield back.
          d.   Amendment No. 4 dated 9-3-02 to add Diversified Bond.
          e.   Amendment No. 5 dated 1-2-04 to change distribution fee to 75 bps for all funds except Prime which is 50 bps (did not add C class for AZ Muni Bond and FL Muni Bond because they already existed in document).
          f.   Amendment No. 6 dated 5-1-04 to add ACQEF, Inc. (MD corp).

C.  CLASS II (ACVP and ACVPII)

     1.   American Century Variable Portfolios, Inc. and American Century
          Variable Portfolios II, Inc., Class II Plan dated 11-17-04.

D.  Class IV (ACVP)

     1.   American Century Variable Portfolios, Inc., Class IV Plan dated
          5-03-04.

E.  A CLASS

     1.   Plan dated 9-3-02 (includes both MV and KC).

          a.   Amendment No. 1 dated 2-27-04 to AZ Muni Bond, FL Muni Bond and
               Capital Growth.
          b.   Amendment No. 2 dated 9-30-04 to add Strats load classes.
          c.   Amendment No. 3 Dated 11-17-04 to add Fundamental Equity
               --------------------------------------------------------

E.  B CLASS

     1.  Plan dated 9-3-02 (includes both MV and KC).

          a.   Amendment No. 1 dated 2-27-04 to AZ Muni Bond, FL Muni Bond and
               Capital Growth.
          b.   Amendment No. 2 dated 9-30-04 to add Strats load classes.
          c.   Amendment No. 3 dated 11-17-04 to add Fundamental Equity
               --------------------------------------------------------

F.  C CLASS II

     1.   Plan dated 9-3-02 (includes both MV and KC).

G.  R CLASS

     1.   Plan dated 8-29-03 (includes both MV and KC).
          a.   Amendment No. 1 dated 5-01-04 to add ACQEF, Inc. (MD corp.)

                                   SCHEDULE V

                        INVESTMENT MANAGEMENT AGREEMENTS
                        ---------------------------------

     1.  American Century Mutual Funds, Inc.
          a.   Amended and Restated Management Agreement, dated 11-17-2004.

     2.  American Century Capital Portfolios, Inc.
          a.   Amended and Restated Management Agreement, dated 8-1-2004.

     3.  American Century World Mutual Funds, Inc.
          a.   Amended and Restated Management Agreement, dated 8-1-2004.

     4.  American Century Strategic Asset Allocations, Inc.
          a.   Amended and Restated Management Agreement, dated 9-30-2004.

     5.  American Century Variable Portfolios, Inc.
          a.   Amended and Restated Management Agreement, dated 11-17-2004

     6.  American Century Investment Trust
          a.   Amended and Restated Management Agreement, dated 8-01-2004

     7.  American Century California Tax-Free and Municipal Funds
          a.   Amended and Restated Management Agreement, dated 8-01-2004

     8.  American Century Target Maturities Trust
          a.   Amended and Restated Management Agreement, dated 8-01-2004

     9.  American Century Municipal Trust
          a.   Amended and Restated Management Agreement, dated 8-01-2004

     10. American Century Government Income Trust
          a.   Amended and Restated Management Agreement, dated 8-01-2004

     11. American Century International Bond Funds
          a.   Amended and Restated Management Agreement, dated 8-01-2004

     12. American Century Quantitative Equity Funds, Inc.
          a.   Amended and Restated Management Agreement dated, 8-01-2004

     13. American Century Variable Portfolios II, Inc.
          a.   Amended and Restated Management Agreement dated, 8-01-2004